Series Number: 1
For period ending 5/31/13

48)	Investor, A, C & R
First $1 billion 1.500%
Next $1 billion 1.200%
Over $2 billion 1.100%

Institutional
First $1 billion 1.300%
Next $1 billion 1.000%
Over $2 billion 0.900%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           20,623
                                Institutional Class                                           2,775
           2. Dividends for a second class of open-end company shares
                                A Class                                           2,542
C Class                                           23
                                R Class                                                      24

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.1845
                                 Institutional Class                                           $0.2151
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.1462
C Class                                            $0.1019
R Class                                           $0.1180

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      110,879
                      Institutional Class                                                      13,439
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           18,921
                                C Class                                            232
R Class                                            179

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $12.28
                      Institutional Class                                           $12.22
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $12.36
                                C Class                                            $12.16
R Class                                            $12.47
Series Number: 2
For period ending 5/31/13

48)	Investor, A, C & R
First $500 million 1.750%
Next $500 million 1.400%
Over $1 billion 1.200%

Institutional
First $500 million 1.550%
Next $500 million 1.200%
Over $1 billion 1.000%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           8,872
                                Institutional Class                                           778
2. Dividends for a second class of open-end company shares
                                A Class                                                      42
                                C Class                                                      1
                                R Class                                           3

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.1654
                      Institutional Class                                           $0.1868
2. Dividends for a second class of open-end company shares
                      A Class                                           $0.1385
C Class                                           $0.0581
R Class                                           $0.1117

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                                      51,898
                      Institutional Class                                                      2,242
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           309
                                C Class                                            13
R Class                                            30

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $11.01
                      Institutional Class                                           $11.14
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $10.73
                                C Class                                            $10.79
R Class                                            $10.91
Series Number: 3
For period ending 5/31/13

48)	Investor, A, C & R
First $250 million 1.850%
Next $250 million 1.750%
Next $500 million 1.500%
Over $1 billion 1.250%

Institutional
First $250 million 1.650%
Next $250 million 1.550%
Next $500 million 1.300%
Over $1 billion 1.050%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           1,647
Institutional Class                                           182
           2. Dividends for a second class of open-end company shares
                                A Class                                                      16
                                C Class                                                      -
                                R Class                                                      -

73A)           1. Dividends from net investment income
                      Investor Class                                           $0.0311
                                 Institutional Class                                           $0.0485
2. Dividends for a second class of open-end company shares
                                A Class                                           $0.0094
C Class                                           -
R Class                                           -

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      50,376
                      Institutional Class                                                      3,620
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           1,595
                                C Class                                            461
R Class                                            133

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $8.72
                      Institutional Class                                           $8.92
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $8.45
                      C Class                                            $7.99
R Class                                            $8.59

Series Number: 4
For period ending 5/31/13

48)	Investor, A, C & R
First $1 billion 1.300%
Next $1 billion 1.150%
Over $2 billion 1.050%

Institutional
First $1 billion 1.100%
Next $1 billion 0.950%
Over $2 billion 0.850%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           1,493
                      Institutional Class                                                      274
           2. Dividends for a second class of open-end company shares
                      A Class                                           52
C Class                                                      -
                      R Class                                                      -

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.0391
                      Institutional Class                                           $0.0597
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.0132
C Class                                            -
R Class                                           -

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      37,794
                      Institutional Class                                                      4,534
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           4,090
                                C Class                                            457
R Class                                            366

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $10.72
                      Institutional Class                                           $10.82

2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $10.58
                                C Class                                            $9.83
R Class                                            $10.56

Series Number: 7
For period ending 5/31/13

48)	Investor, A, C & R
First $250 million 2.000%
Next $250 million 1.800%
Next $500 million 1.600%
Over $1 billion 1.400%

Institutional
First $250 million 1.800%
Next $250 million 1.600%
Next $500 million 1.400%
Over $1 billion 1.200%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           1,125
                      Institutional Class                                                      1
           2. Dividends for a second class of open-end company shares
                      A Class                                           18
C Class                                                      -
                      R Class                                                      2

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.0770
                      Institutional Class                                           $0.0927
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.0574
C Class                                            -
R Class                                           $0.0378

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      15,581
                      Institutional Class                                                      6
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           363
                                C Class                                            26
R Class                                            66

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $8.18
                      Institutional Class                                           $8.25
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $8.17
                                C Class                                            $8.10
R Class                                            $8.16

Series Number: 9
For period ending 5/31/13

48)	Investor, A, C & R
First $1 billion 1.300%
Next $1 billion 1.200%
Over $2 billion 1.100%
Institutional
First $1 billion 1.100%
Next $1 billion 1.000%
Over $2 billion 0.900%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           355
Institutional                                           9
                      2. Dividends for a second class of open-end company shares
                                A Class                                           377
                                C Class                                           33
                                R Class                                                      8

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.2385
Institutional Class                                           $0.2545
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.2185
C Class                                           $0.1586
R Class                                           $0.1985

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      1,593
Institutional Class                                                      44
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           1,730
C Class                                            202
                                R Class                                            41

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $7.90
Institutional                                            $7.88
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $7.94
                                C Class                                            $7.94
R Class                                            $7.91